EQ ADVISORS TRUSTSM

EQ/T. Rowe Price Health Sciences Portfolio

SUPPLEMENT DATED MARCH 20, 2025 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2024, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2024, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective March 24, 2025, the following changes are being made to the Summary Prospectus and Prospectus:

The section of the Summary Prospectus and Prospectus entitled “EQ/T. Rowe Price Health Sciences Portfolio — WHO MANAGES THE PORTFOLIO — Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Sub-Adviser”) is amended by deleting the table in its entirety and replacing it with the following table:

Name	Title	Date Began Managing the Portfolio
Ziad Bakri, MD, CFA®	Chairman of Investment Advisory Committee of T. Rowe Price	September 2018
Jason Nogueira†	Vice President and Portfolio Manager of T. Rowe Price	March 2025
†

Effective March 24, 2025, Jason Nogueira will serve as the Portfolio’s interim portfolio manager while Ziad Bakri is on sabbatical. Mr. Bakri is expected to return from sabbatical and resume his role as the Portfolio’s portfolio manager on or about July 17, 2025.

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — T. Rowe Price Associates, Inc.” is amended to include the following information:

Jason Nogueira, is a Vice President and Portfolio Manager of T. Rowe Price. Mr. Nogueira joined T. Rowe Price Associates, Inc. in 2004. During the past five years, he has served as a portfolio manager and a Director of Research, North America in the Firm’s U.S. Equity Division.